January 1, 2016

Prospectus
Royce Global Financial Services Fund (formerly Royce Financial Services Fund)

Institutional Class Symbol: RGFIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

roycefunds.com

Table of Contents

Royce Global Financial Services Fund
(formerly Royce Financial Services Fund)	2
Financial Highlights	5
The Fund’s Investment Universe	6
Investing in Foreign Securities	8
Management of the Fund	9
General Shareholder Information	10
Guide for Direct Shareholders	14

The Institutional Class, is designed primarily for investment by or through foundations, endowments, retirement plans, similar institutions, and other eligible investors satisfying the minimum initial investment criteria for the Class. It is offered without sales charges.

The Royce Fund Prospectus 2016 | 1

Royce Global Financial Services Fund
(formerly Royce Financial Services Fund)

Investment Goal
Royce Global Financial Services Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
INSTITUTIONAL CLASS†

Maximum sales charge (load) imposed on purchases	0.00%

Maximum deferred sales charge	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%

Distribution (12b-1) fees	0.00%

Other expenses	0.43%

Acquired fund fees and expenses	0.25%

Total annual Fund operating expenses	1.68%

Fee waivers and/or expense reimbursements	(0.39%)

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.29%

†The Fund does not currently offer Institutional Class shares; the fees and expenses shown above are estimates.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Institutional Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.04% through December 31, 2016.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

INSTITUTIONAL CLASS
1 Year	$ 131

3 Years	$ 492

5 Years	$ 876

10 Years	$ 1,954

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

2 | The Royce Fund Prospectus 2016

Royce Global Financial Services Fund (continued)

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of companies with stock market capitalizations up to $5 billion that are “principally” engaged in the financial services industry. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries, and firms that primarily serve the financial services industry. Royce seeks to invest in securities that are trading below its estimate of their current worth. Royce focuses on companies that it believes have strong balance sheets, other business strengths, and/or strong business prospects. Royce also considers companies with the potential for improvement in cash flow levels and internal rates of return. Although the Fund normally focuses on securities of financial services companies with stock market capitalizations up to $5 billion, it may invest an equal or greater percentage of its assets in securities of companies with larger market capitalizations.

Under normal market circumstances, the Fund will invest at least 40% of its net assets in equity securities of companies headquartered in at least three different countries outside of the United States. During periods when market conditions are not deemed favorable by Royce, the Fund will invest at least 30% of its net assets in such companies. Overall, the Fund may invest up to 50% of its net assets (measured at the time of investment) in foreign securities and up to 50% of its net assets (measured at the time of investment) in U.S. securities. As a result, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country or in a limited number of countries. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that are headquartered in “developed countries,” the Fund may also invest up to 10% of its net assets in securities of companies that are headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.

Normally, the Fund invests at least 80% of its net assets in equity securities of companies “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues, or net income are committed to, or are derived from, financial services-related activities. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Global Financial Services Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The Fund focuses its investments in companies within the financial services industry. As a result, the Fund is subject to certain risks associated with this industry, including, among other things, changes in government regulations, interest rate levels, and general economic conditions. In addition, as of December 31, 2014 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

The prices of equity securities of companies with stock market capitalizations up to $5 billion are also generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-financial services funds and funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. These risks may be heightened for developing markets securities. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time.

Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.
The Fund is not a complete investment program. Rather, it is designed for long-term investors who can accept the risks of investing in a fund with common stock holdings primarily in financial services companies with market caps up to $5 billion.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Because the Institutional Class’s inception date is after December 31, 2014, the

The Royce Fund Prospectus 2016 | 3

Royce Global Financial Services Fund (concluded)

Service Class is used for illustrative purposes—returns differ by class.) The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index, and the financial services sector of the Russell 2500 Index of small-and mid-cap companies. (Because the Institutional Class’s inception date is after December 31, 2014, performance information is for the Service Class.) The returns will differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns
During the period shown in the bar chart, the highest return for a calendar quarter was 24.74% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -25.10% (quarter ended 12/31/08).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes.) In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns
As of 12/31/14 (%)
	1 YEAR	5 YEAR	10 YEAR

Service Class
Return Before Taxes	3.45	13.26	7.82
Return After Taxes on Distributions	1.65	12.73	7.29
Return After Taxes on Distributions and Sale of Fund Shares	3.37	10.62	6.33
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	4.89	15.55	7.77

Russell 2500 Financial Services Index
(Reflects no deductions for fees, expenses, or taxes)	11.25	15.33	5.35

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles M. Royce manages the Fund, assisted by Chris E. Flynn. Mr. Royce has managed the Fund since its inception in December 2003. Mr. Flynn has served as the Fund’s assistant portfolio manager since 2005.

How to Purchase and Sell Fund Shares
The minimum initial investment for Institutional Class shares is $1,000,000 for eligible investors, including individual investors who purchase such shares directly from The Royce Fund.
You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 | The Royce Fund Prospectus 2016

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. The table reflects financial results for a single share (Service Class used for illustrative purposes only). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all distributions).

The financial highlights for the fiscal years ended December 31, 2014, 2013, 2012, 2011, and 2010 were part of the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The report of PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2014 is included in the Fund’s 2014 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request. The financial highlights for the six-month period ended June 30, 2015 are unaudited and are included in the Fund’s 2015 Semiannual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Royce Global Financial Services Fund–Service Class
	6 MONTHS		PERIOD ENDED DECEMBER 31,
	ENDED 6/30/15
	(UNAUDITED)	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$9.28	$9.68	$6.83	$5.71	$6.50	$5.57

Investment Operations
Net investment income (loss)	$0.06	$0.09	$0.04	$0.10	$0.05	$0.07

Net realized and unrealized gain (loss) on investments and foreign currency	$0.61	$0.22	$2.82	$1.08	$(0.78)	$0.96

Total from investment operations	$0.67	$0.31	$2.86	$1.18	$(0.73)	$1.03

Distributions
Distributions from net investment income	$ –	$(0.06)	$(0.02)	$(0.06)	$(0.06)	$(0.10)

Distributions from net realized gain on investments and foreign currency	$ –	$(0.65)	–	–	–	–

Distributions from Return of Capital	$ –	–	–	–	–	–

Total distributions	$ –	$(0.71)	$(0.02)	$(0.06)	$(0.06)	$(0.10)

Shareholder Redemption Fees	$ –	–	$0.01	–	–	–

Net Asset Value, End of Period	$9.95	$9.28	$9.68	$6.83	$5.71	$6.50

Total Return	$7.22 [1]	3.45%	42.00%	20.72%	(11.29%)	18.45%

Net Assets, End of Period (in thousands)	$57,418	$53,707	$47,593	$16,888	$14,096	$14,688

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.69%[2]	1.68%	1.89%	1.87%	1.84%	1.94%

Prior to fee waivers	1.69%[2]	1.68%	1.89%	1.87%	1.84%	1.94%

Net of fee waivers	1.49%[2]	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of Net Investment Income (Loss) to Average Net Assets	1.18%[2]	0.91%	0.59%	1.53%	0.73%	1.14%

Portfolio Turnover Rate	24%	41%	23%	26%	23%	16%

[1]	Not annualized
[2]	Annualized

The Royce Fund Prospectus 2016 | 5

The Fund’s Investment Universe

Royce invests the Fund’s assets primarily in equity securities of companies with stock market capitalizations up to $5 billion that are “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues, or net income are committed to, or are derived from, financial services-related activities. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries, and firms that primarily serve the financial services industry. Royce seeks to invest in securities that are trading below its estimate of their current worth. To the extent the Fund concentrates its investments in companies within the financial services industry, it is more exposed to the risks associated with this industry, including, among other things, changes in government regulations, interest rate levels, and general economic and financial conditions, than a fund that invests its assets across a broader array of industries and sectors. In addition, as of September 30, 2015 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Although the Fund normally focuses on securities of financial services companies with stock market capitalizations up to $5 billion, it may invest an equal or greater percentage of its assets in securities of companies with larger market capitalizations. Small-cap is defined by Royce as those companies with market caps up to $3 billion. Royce defines mid-cap as those companies with market caps between $3 billion and $15 billion. Large-cap is defined by Royce as those companies with market caps of more than $15 billion.

Small-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap Royce further defines companies with market caps up to $1 billion as micro-cap, a segment that consisted of more than 3,300 U.S. companies at the end of 2014. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap securities with market caps of more than $1 billion and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

As of December 31, 2014, there were more than 1,100 additional small-cap companies with market caps between $1 billion and $3 billion. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those companies with market caps between $1 billion and $3 billion. As a result, Royce may employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Fund may invest in other investment companies that invest in equity securities.
The Fund may invest up to 50% of its net assets (measured at the time of investment) in foreign securities. The foreign small-cap market consisted of more than 23,000 companies located in developed countries as of December 31, 2014. For more information regarding investing in foreign securities, see page 8.

Value Investing
Royce’s portfolio managers use various value methods in managing the Fund’s assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects, or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

6 | The Royce Fund Prospectus 2016

Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s value approach to stock selection strives to reduce some of the other risks of investing in the securities of small-cap and/or mid-cap companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific approach used for the Fund’s portfolio, see pages 2-4.

Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, it may also potentially have the effect of limiting gains in strong small-company up markets.

Temporary Investments
The Fund may invest without limit in short-term fixed income securities for temporary defensive purposes. If the Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. The Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

The Royce Fund Prospectus 2016 | 7

Investing in Foreign Securities

As noted above, the Fund may invest up to 50% of its net assets (measured at the time of investment) in foreign securities. Royce defines “foreign” as those securities of companies headquartered outside of the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. The Fund may invest in securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Fund does not intend to hedge its foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, or diplomatic developments that could affect investment; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies because the Fund does not intend to hedge its foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies domiciled in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

8 | The Royce Fund Prospectus 2016

Management of the Fund

Royce & Associates, LLC (“Royce”) is the Fund’s investment adviser and is responsible for the management of its assets. Royce has been investing in small- and mid-cap securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

• Employed by Royce since 2007 • Previously a Consultant at UBS (2004-2006)
Christopher D. Clark Royce President and Co-Chief Investment Officer

• Employed by Royce since 2006 • Previously Chief Investment Strategist and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006)
Francis D. Gannon Royce Co-Chief Investment Officer and Managing Director

Portfolio Manager for: Royce Global Financial Services Fund • Founded Royce in 1972
Charles Royce Royce Chief Executive Officer, Portfolio Manager

Assistant Portfolio Manager for:
 Royce Global Financial Services Fund

 • Employed by Royce since 1993
 • Previously Senior Vice President in the Arbitrage Division of
Donaldson, Lufkin & Jenrette (1989-1992)
Chris E. Flynn Portfolio Manager, Principal

The Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage, and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, Inc. (“RFS”) distributes the Fund’s shares.
   State Street Bank and Trust Company is the custodian of the Fund’s securities, cash, and other assets. Boston Financial Data Services–Midwest (“BFDS”) is the Fund’s transfer agent.

Investment Advisory Services Provided By Royce
Royce receives advisory fees monthly as compensation for its services to the Fund. The annual rates of these fees, before the application of any waiver or expense reimbursement to cap the expense ratios for the Fund at the specified level as shown above under the section “Fees and Expenses,” are as follows:

Annual Rate of Fund’s Average Net Assets
Royce Global Financial Services
•	1.00% of the first $2,000,000,000
•	0.95% of the next $2,000,000,000
•	0.90% of the next $2,000,000,000
•	0.85% of any additional average net assets

For the calendar year ended December 31, 2014, the actual net investment advisory fees paid to Royce amounted to 0.83% of the Fund’s average daily net assets.
For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreement, please see the Fund’s 2015 Semiannual Report to Shareholders.

The Royce Fund Prospectus 2016 | 9

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of the Institutional Class of Fund shares, including information on opening accounts, buying, redeeming, exchanging, and transferring ownership of Fund shares, please see the Guide for Direct Shareholders, which begins on page 14.

Purchasing Shares
The Fund offered through this Prospectus is no-load, meaning that you pay no sales fees to buy shares directly from The Royce Fund. The Fund does pay its own investment advisory fees and other administrative and operating expenses as outlined in this Prospectus.

Purchasing Institutional Class Shares

Minimum initial investments for shares purchased
directly from The Royce Fund:	$1,000,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies, and procedures may differ from those described in this Prospectus.

If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, and/or provide certain administrative services to their customers who own Fund shares. These payments are sometimes referred to as “revenue sharing.” In addition, The Royce Fund’s Board of Trustees has authorized the Fund to compensate such third parties to the extent the Board has determined that any of the services which these parties render to the Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Payments to third parties (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the intermediary to make the Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in the Fund.

The minimum initial investment for Institutional Class shares of the Fund is not applicable to employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of a Fund. Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail nonretirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

The Royce Fund reserves the right both to suspend the offering of the Fund’s shares to new investors and to reject any specific purchase request. The Fund does not offer its shares for sale outside of the United States.

The Royce Fund reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

10 | The Royce Fund Prospectus 2016

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Royce Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in The Royce Funds please call Investor Services at (800) 221-4268.

Redeeming Shares
You may redeem shares in your account at any time. The Fund, however, is intended primarily for long-term investment purposes and is not intended to provide a means of speculating on short-term market movements. Please see “Frequent Trading of Fund Shares” below.

Other Redemption Information
The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.
   The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares
Large and frequent short-term trades in the Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of the Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by the Fund’s other shareholders.

The Board of Trustees of The Royce Fund has determined that the Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the “Policy”).

The Policy provides that the Fund will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in the Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into the Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Fund will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

The Fund may reject any purchase or exchange order by any investor for any reason, including orders the Fund believes are made by short-term investors. In particular, under the Policy the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Fund will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Fund may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and whether it may be disruptive to the Fund. There is no assurance, therefore, that the Fund will reject all such orders. The Fund does not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of its shares. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading.

Although the Fund will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

The Royce Fund Prospectus 2016 | 11

Net Asset Value Per Share
Net asset value per share (NAV) is calculated by dividing the value of the Fund’s net assets by the number of its outstanding shares. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by the Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of the Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in the Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders

Net Asset Value (NAV) is the value of each Class of the Fund’s net assets divided by the number of its outstanding shares.

are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Fund’s policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Statement of Additional Information. The Fund’s complete portfolio holdings are also available on The Royce Funds’ website, www.roycefunds.com, approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Fund’s first and third quarters and can be obtained at www.sec.gov.

Reports
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.roycefunds.com for more details.

Dividends, Distributions, and Taxes
The Fund pays any dividends from net investment income and makes any distributions from net realized capital gains annually in December.
Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund. Unless your account is an IRA or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned the Fund’s shares. Certain long-term capital gains and dividend income received by the Fund, including dividends received from qualifying foreign corporations, are eligible for taxation at a reduced rate that applies to non-corporate shareholders.

12 | The Royce Fund Prospectus 2016

To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation to non-corporate shareholders at the reduced rate.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions. In addition, the Fund is generally required by law to provide you and the Internal Revenue Service (the “IRS”) with cost basis information on the redemption or exchange of any of your shares in the Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of certain trusts and estates.

Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the Statement of Additional Information for additional U.S. federal income tax information.

The Royce Fund Prospectus 2016 | 13

Guide For Direct Shareholders

Services and Policies
This Guide for Direct Shareholders describes the shareholder services available to direct shareholders of the Institutional Class of the Fund. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third-party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. Royce Fund Services, Inc. (RFS), the distributor of Fund shares, Royce & Associates, LLC, the Fund’s investment adviser, and/or the Fund may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Fund and/or provide certain administrative services to its customers who own Fund shares.

For information and policies on Individual Retirement Account (IRA) or GiftShare Accounts in Royce Heritage Fund, please refer also to the respective booklets that deal separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call Investor Services at (800) 221-4268 or visit www.roycefunds.com to obtain these materials.

Account Information
The Fund pays its own investment advisory fees and other administrative and operating expenses as outlined in this Prospectus.
Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:

The Royce Funds
c/o BFDS – Midwest
PO Box 219012
Kansas City, MO 64121-6012

by registered mail or overnight courier to:

The Royce Funds
c/o BFDS – Midwest
330 West 9th Street
Kansas City, MO 64105

How to Open an Account
You may open an account online at www.roycefunds.com, by mail, or through a financial intermediary. Once you are a direct Royce Fund shareholder (that is, you opened your account directly through The Royce Funds and not through a financial intermediary), you can also open additional accounts online.

Online
You can set up an account online by visiting www.roycefunds.com and selecting How to Invest from the Shareholders tab.
You can also download a Prospectus and Account Application from www.roycefunds.com.
Online account access also allows you to manage your account online once you have registered (see “Managing Your Account Online” below for more details).

By Mail
Complete and sign the enclosed Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o BFDS (see mailing addresses above).

Special Notice To Non-U.S. Investors
The Fund does not offer its shares for sale outside of the United States. We mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Boston Financial Data Services—Midwest (BFDS)
BFDS serves as the Fund’s transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Fund.

Managing Your Account Online
Online access allows you to open new accounts directly online and gives you the ability to manage your account(s) online. To access, or register for, online services go to www.roycefunds.com. First-time users need to register for the services by creating a Username and Password. Once registered, you can login with your unique Username. You then have the ability to:

14 | The Royce Fund Prospectus 2016

1.	Check your most recent account value
2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.
3.	Review your recent account history, including distributions
4.	Change your address (a redemption restriction of 30 days applies)
5.	Make subsequent purchases[1] ($50 minimum)
6.	Exchange between funds[1]
7.	Redeem fund shares[1] ($50,000 maximum)
8.	Establish an Automatic Investment Plan
9.	View average cost and tax summary information

[1]	Bank information must be established on your account prior to purchasing shares.

About Online Security
Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.
Royce & Associates uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted
When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out
We have limited to 3 the number of times that a user can enter an incorrect Password in order to deter unauthorized users. Once your Password has been entered incorrectly 3 times, you will be locked out of the system. To re-establish access, you need to telephone Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares
You may purchase additional Fund shares online, by telephone, and by mail.

Online
Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

By Telephone
To pay using the Automated Clearing House (ACH):
By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m.

Bank Wire
Transfers funds from one financial institution to another via the federal funds wire transfer system. It is a fast and convenient method, but some banks charge a fee to send and/or receive wires.

Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum).

To pay by bank wire:
Call Shareholder Services between Monday and Friday at (800) 841-1180 before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time). A Royce Representative will give you a confirming order number for your wire purchase.

Please note that payments for wire purchases must be received on the same day on which the order is placed ($500 minimum).

Wiring instructions are:

State Street Bank and Trust Co., Inc.
ABA # 011000028
Credit DDA # 9904-712-8
Name of Royce Fund–Investment or Service Class
Confirming Order Number
Account Name

By Mail
Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and your account number clearly on the check. Mail to The Royce Funds, c/o BFDS (see mailing addresses on page 14).

Please note that the Fund does not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

The Royce Fund Prospectus 2016 | 15

Convenient Methods of Making Regular, Automatic Expedited Purchases
Select the following services on your Account Application or, if you have an existing Royce Funds account, call Investor Services at (800) 221-4268 for an enrollment form or download one at www.roycefunds.com. You may also establish these services online.

Automatic Investment Plan
You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan
You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to www.roycefunds.com and clicking on Applications & Special Forms from the Shareholders tab or by calling Investor Services at (800) 221-4268.

Important Information about Purchases
•
If your check or wire does not clear, or if the Fund or its transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

•	The Fund does not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.
•
In order to avoid lengthy processing delays caused by clearing foreign checks, the Fund will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

•	The Fund reserves the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.
•
You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions
Neither the Fund nor its transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Fund or its transfer agent does not follow such procedures, then it may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares
You may sell shares in your account at any time and make requests online, by telephone, and by mail. BFDS will generally send the proceeds within two business days of receiving the request.
Redemptions from Royce-sponsored retirement plan accounts—IRA—and from accounts for which share certificates are outstanding must be made in writing.
Certain other redemption requests must be made in writing and also require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Medallion Guarantees
A medallion guarantee protects shareholders and The Royce Fund against fraudulent transactions. You may obtain one at most banks and brokerage firms. A notary public cannot provide you with a medallion guarantee.

Online
Once you have registered to access your account at www.roycefunds.com, login and click the Fund and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH.

By Telephone
For any amount less than $50,000, you may call Shareholder Services at (800) 841-1180 between 9 a.m. and 5 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and BFDS will mail a check to the address of record on the account. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail
Mail your letter to The Royce Funds, c/o BFDS (see page 14 for mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

16 | The Royce Fund Prospectus 2016

All written requests to sell shares must contain at least the following to be in Good Order:
•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required
•	The Fund name and account number
•	The dollar or share amount you want to sell
•	The address to which you want proceeds sent
•	Certificates, if you are holding any

In addition:
•
Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call Shareholder Services at (800) 841-1180 with any questions.

•
Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.

•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.
•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.
•
Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

•
Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

If you have any questions about how to ensure that your written redemption request is in Good Order, please call Shareholder Services at (800) 841-1180, or contact us at www.roycefunds.com.

Automatic Withdrawal Plan
This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions
•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.
•
If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

•
If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” on pages 16-17 for processing information). The Fund reserves the right to revise or terminate telephone or online account access redemption privileges at any time.

•	The Fund may suspend redemption privileges or postpone payment when the NYSE is closed or during what the Securities and Exchange Commission determines are emergency circumstances.
•	The Fund will normally make redemptions in cash, but reserves the right to satisfy a redemption request by delivering shares of portfolio securities—redemption in kind—under certain circumstances.

How to Exchange Shares
You may make exchanges between Royce Funds in the same class. However, you must meet the Fund Class’s minimum initial investment when you open an account by exchange.
You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Exchanges are subject to the Fund’s early redemption fee, if any, and are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Fund reserves the right to revise or suspend the exchange privilege at any time.

The Royce Fund Prospectus 2016 | 17

How to Transfer Ownership
You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o BFDS.
As with selling shares, your request must be in Good Order (see How To Sell Shares for information regarding Good Order). Please call Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports
•
A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.

•	Year-to-date account statements are sent semiannually.
•
The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.roycefunds.com for more details.

Other Information
Certificates
Certificates for shares of the Fund will not be issued.

Minimum Account Balance
Due to the relatively high cost of maintaining low-balance accounts, The Royce Funds reserve the right to redeem shares in your Fund account if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Fund may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment (see page 10). You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the Fund would promptly pay redemption proceeds to the shareholder.

If you have any questions about the material in this Shareholder Guide, please call Investor Services at (800) 221-4268, or e-mail us at www.roycefunds.com.

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The Royce Fund Prospectus 2016 | 19

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More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Fund’s annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.
To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

Text only versions of the Fund’s prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599 RFS-PRO-0116